UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2007

STANDARD AERO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-124394 (Commission File Number)	98-0432892 (IRS Employer Identification No.)
500-1780 Wellington Avenue
Winnipeg, Manitoba, Canada R3H 1B3
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (204) 987-8860
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
      Standard Aero Acquisition Holdings, Inc. (“Standard Aero Holdings”), the corporate parent of Standard Aero Holdings, Inc. (“Standard Aero”), is currently in discussions with Dubai Aerospace Enterprise LTD (“DAE”) regarding a potential acquisition of Standard Aero Holdings by DAE. The transaction as currently contemplated would also involve the acquisition by DAE of the maintenance, repair and overhaul operations and completions business of Piedmont/Hawthorne Holdings, Inc. (d/b/a Landmark Aviation) (“Landmark”), an affiliate of Standard Aero that is a private company. These current discussions between Standard Aero Holdings and DAE contemplate the other businesses of Landmark being divested to a third party unaffiliated with DAE. No agreement with respect to an acquisition has been reached and no assurances can be given that such discussions will lead to a definitive agreement (or that any such acquisition will involve Landmark).
      Representatives of Standard Aero Holdings, Landmark and DAE have provided an informal informational briefing with respect to the potential acquisition to the Committee on Foreign Investment in the United States (“CFIUS”). If an agreement with respect to an acquisition is reached, the parties expect to make a voluntary formal filing with CFIUS.
      This Current Report on Form 8-K contains certain information regarding Standard Aero and its business that has not been previously publicly reported and that is being furnished to the Commission in order to comply with the requirements of Regulation FD. The furnishing of this information shall not be deemed to be an admission that all or any portion of it is material. The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.
Forward-Looking Statements
      The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual events or results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with Standard Aero's business described in its filings with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and Standard Aero undertakes no obligation to update any forward-looking statement to conform the statement to actual events or results or changes in expectations.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD AERO HOLDINGS, INC.

Date: March 20, 2007	By:	/s/ Bradley Bertouille
Bradley Bertouille
Chief Financial Officer